SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

         Filed by the Registrant |X|

         Filed by a Party other than the Registrant |_|

         Check the appropriate box:

|_|  Preliminary Proxy Statement         |_|  Confidential,  for  Use  of  the
                                              Commission  only  (as permitted
                                              by Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              KEYNOTE SYSTEMS, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                              Keynote Systems, Inc.
                          777 Mariners Island Boulevard
                           San Mateo, California 94404

                                                               February 10, 2006

         To our Stockholders:

      You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Keynote Systems, Inc. to be held at our executive offices, located at 777 Mariners Island Boulevard in San Mateo, California, on Thursday, March 23, 2006 at 10:00 a.m., Pacific Time.

      The matters expected to be acted upon at the meeting are described in detail in the following notice of the 2006 Annual Meeting of Stockholders and proxy statement.

      It is important that you use this opportunity to take part in the affairs of Keynote Systems, Inc. by voting on the business to come before this meeting. Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

      We look forward to seeing you at the meeting.

                                                        Sincerely,

                                                     /s/ Umang Gupta
                                                     ---------------------------
                                                     Umang Gupta
                                                     Chairman of the Board
                                                     and Chief Executive Officer

                              Keynote Systems, Inc.
                          777 Mariners Island Boulevard
                           San Mateo, California 94404

                NOTICE OF THE 2006 ANNUAL MEETING OF STOCKHOLDERS

         To our Stockholders:

      NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders of Keynote Systems, Inc. will be held at our executive offices, located at 777 Mariners Island Boulevard in San Mateo, California, on Thursday, March 23, 2006 at 10:00 a.m., Pacific Time, for the following purposes:

            1. To elect directors, each to serve until his or her successor has been elected and qualified or until his or her earlier resignation or removal;

            2. To approve the  amendments of the 1999 Equity  Incentive  Plan to
      (i) increase the size of the automatic initial grant of stock options awarded to new directors, and (ii) establish a limit on the amount of shares covered by the discretionary grants of stock options awarded to non-employee directors;

            3. To ratify the selection of KPMG LLP as independent auditors for the fiscal year ending September 30, 2006; and

            4. To transact such other business as may properly come before the meeting or any adjournment.

      The foregoing items of business are more fully described in the proxy statement accompanying this notice.

      Only stockholders of record at the close of business on February 7, 2006 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                             By Order of the Board of Directors,


                                             /s/ ANDREW HAMER

                                             Andrew Hamer
                                             Secretary

         San Mateo, California
         February 10, 2006

      Whether or not you expect to attend the Annual Meeting,  please  complete,
date,  sign  and  promptly  return  the  accompanying   proxy  in  the  enclosed
postage-paid envelope so that your shares may be represented at the meeting.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Proxy Statement for the 2006 Annual Meeting of Stockholders:

   Proposal No. 1--Election of Directors                                       3
      Nominees for Board of Directors                                          3
      Corporate Governance and Board Matters                                   4
      Director Compensation                                                    6
      Compensation Committee Interlocks and Insider Participation              7
      Code of Ethics                                                           7
   Proposal No. 2--Approval of Amendment to 1999 Equity Incentive Plan         9
   Proposal No. 3--Ratification of Selection of Independent Auditors          13
      Principal Accountant Fees and Services                                  13
   Report of the Audit Committee                                              14
   Security Ownership of Certain Beneficial Owners and Management             15
   Executive Compensation                                                     17
      Summary Compensation Table                                              17
      Option Grants in Fiscal 2005                                            18
      Aggregated Option Exercises in Fiscal 2005 and
      Option Values at September 30, 2005                                     19
      Equity Compensation Plans                                               19
      Employment Agreement with Chief Executive Officer                       20
      Other Change-of-Control Arrangements                                    20
   Report of the Compensation Committee                                       21
   Stock Price Performance Graph                                              23
   Certain Relationships and Related Transactions                             24
   Stockholder Proposals for the 2007 Annual Meeting of Stockholders          24
   Compliance Under Section 16(a) of the Securities Exchange Act of 1934      24
   Other Business                                                             24

      The  Report  of the  Audit  Committee,  the  Report  of  the  Compensation
Committee  and the  Stock  Price  Performance  Graph  contained  in  this  proxy statement are required by the Securities and Exchange Commission. The information in these sections shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference into such filings. In addition, this information shall not otherwise be deemed to be "soliciting material" or to be filed under those Acts.

                              Keynote Systems, Inc.
                          777 Mariners Island Boulevard
                           San Mateo, California 94404

                          -----------------------------

                                 PROXY STATEMENT
                   FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS

                          -----------------------------

                                February 10, 2006

      The accompanying proxy is solicited on behalf of the board of directors of Keynote Systems, Inc., a Delaware corporation, for use at the 2006 Annual Meeting of Stockholders to be held at our executive offices, located at 777 Mariners Island Boulevard in San Mateo, California, on Thursday, March 23, 2006 at 10:00 a.m., Pacific Time. Only holders of record of our common stock at the close of business on February 7, 2006, which is the record date, will be entitled to vote at the Annual Meeting. At the close of business on the record date, we have 20,712,277 shares of common stock outstanding and entitled to vote. All proxies will be voted in accordance with the instructions contained therein and, if no choice is specified, the proxies will be voted in favor of the nominees for director and the proposal presented in the accompanying notice of the Annual Meeting and this proxy statement. This proxy statement and the accompanying form of proxy were first mailed to stockholders on or about February 22, 2006. Our annual report for the fiscal year ended September 30, 2005 is enclosed with this proxy statement.

         Voting Rights

      Holders of our common stock are entitled to one vote for each share held as of the record date.

         Vote Needed for a Quorum

      A quorum is required for our stockholders to conduct business at the Annual Meeting. The holders of a majority of the shares of our common stock entitled to vote on the record date, present in person or represented by proxy, will constitute a quorum for the transaction of business.

         Vote Required to Approve the Proposals

      With respect to Proposal No. 1, directors will be elected by a plurality of the votes of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Approval and adoption of Proposal No. 2 requires the affirmative vote of a majority of the shares of our common stock entitled to vote on the proposal that are present in person or represented by proxy at the Annual Meeting and are voted for or against the proposal. The effectiveness of any of the proposals is not conditioned upon the approval by our stockholders of any other proposal by the stockholders.

         Effect of Abstentions

      If stockholders abstain from voting, including brokers holding their customers' shares of record who cause abstentions to be recorded, these shares are considered present and entitled to vote at the Annual Meeting. These shares will count toward determining whether or not a quorum is present. However, these shares will not be taken into account in determining the outcome of Proposal No. 1 or Proposal No. 2.

         Effect of "Broker Non-Votes"

         If a stockholder does not give a proxy to its broker with instructions as to how to vote the shares, the broker has authority under New York Stock Exchange rules to vote those shares for or against certain "routine" matters, such as all of the proposals to be voted on at the Annual Meeting. If a broker votes shares that are unvoted by its customers for or against a proposal, these shares are considered present and entitled to vote at the Annual Meeting. These shares would count toward determining whether or not a quorum is present. These shares would also be taken into account in determining the outcome of the proposals.

      Although all of the proposals to be voted on at the Annual Meeting are considered "routine," where a matter is not "routine," a broker generally would not be entitled to vote its customers' unvoted shares. These so-called "broker non-votes" would count toward determining whether or not a quorum is present. However, these shares would not be taken into account in determining the outcome of any of the proposals.

         Adjournment of Meeting

      In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the shares of common stock present in person or represented by proxy at the Annual Meeting.

         Expenses of Soliciting Proxies

      We will pay the expenses of soliciting proxies to be voted at the Annual Meeting. Following the original mailing of the proxies and other soliciting materials, we and/or our agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In these cases, we will reimburse the record holders for their reasonable expenses if they ask us to do so.

         Revocability of Proxies

      Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote. A proxy may be revoked by any of the following methods:

          o a written instrument delivered to us stating that the proxy is revoked;

          o a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Annual Meeting; or

          o    attendance at the Annual Meeting and voting in person.

      Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming the stockholder's beneficial ownership of the shares.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      At the Annual Meeting, stockholders will elect each director to hold office until the next Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until such director's earlier resignation or removal. The size of our board of directors is currently set at seven members. Accordingly, seven nominees will be elected at the Annual Meeting to be our directors. If any nominee for any reason is unable to serve, or for good cause will not serve, as a director, the proxies may be voted for a substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to or, for good cause, will not serve as a director.

         Nominees for Board of Directors

      The names of the nominees for election to our board of directors at the Annual Meeting, and information about each of them, are included below.

                                                                                                                 Director
Name                   Age                                  Principal Occupation                                  Since
----                   ---                                  --------------------                                  -----
Umang Gupta             56    Chairman of the Board and Chief Executive Officer of Keynote                        1997
David Cowan             40    General Partner of Bessemer Venture Partners                                        1998
Deborah Rieman          56    Retired President and Chief Executive Officer of Check Point Software               2002
                              Technologies Inc.
Mohan Gyani             54    Retired President and Chief Executive Officer of AT&T Wireless Mobility Services    2002
Geoffrey Penney         60    Retired Executive Vice President and Chief Information Officer, Charles Schwab      2002
                              Corporation
Raymond L. Ocampo Jr.   52    President and Chief Executive Officer, Samurai Surfer LLC                           2004
Jennifer J. Bolt        41    Senior Vice President and Chief Information Officer of Franklin Resources, Inc.     2004

      Umang Gupta has served as one of our directors since September 1997 and as our Chief Executive Officer and Chairman of the board of directors since December 1997. Previously, he was a private investor and an advisor to high-technology companies and the founder and chairman of the board and chief executive officer of Gupta Software Corporation. He previously held various positions with Oracle Corporation and IBM. Mr. Gupta holds a B.S. degree in chemical engineering from the Indian Institute of Technology, Kanpur, India, and an M.B.A. degree from Kent State University.

      David Cowan has served as one of our directors since March 1998. Since August 1996, Mr. Cowan has served as a General Partner of Bessemer Venture Partners, a venture capital investment firm. Mr. Cowan is also a director of several private companies. Mr. Cowan holds an A.B. degree in mathematics and computer science and a M.B.A. degree from Harvard University.

      Deborah Rieman has served as one of our directors since January 2002. Since June 1999, Dr. Rieman has managed a private investment fund. From July 1995 to June 1999, Dr. Rieman was the President and Chief Executive Officer of Check Point Software Technologies Inc., an Internet security software company. Dr. Rieman also serves as a director of Arbinet-thexchange, Inc., Corning Inc., Kintera, Inc., and Tumbleweed Communications Inc. Dr. Rieman holds a Ph.D. degree in mathematics from Columbia University and a B.A. degree in mathematics from Sarah Lawrence College.

      Mohan Gyani has served as one of our directors since January 2002. From May 2005 to December 2005, Mr. Gyani served as Chairman and CEO of Roamware, Inc. From January 2003 to December 2004, Mr. Gyani served as Senior Advisor,
Office of the Chairman and Chief Executive  Officer,  of AT&T Wireless  Mobility
Services, a telecommunications company. From March 2000 to January 2003. he served as President and Chief Executive Officer and, from January 2000 to March 2000, as Chief Financial Officer of AT&T Wireless Mobility Services. From October 1999 to December 1999, Mr. Gyani served as President and Chief Financial Officer of PeoplePC, Inc., a computer company. From June 1999 to September 1999, he served as the Head of Strategy and Corporate Development and a member of the board of directors of Vodafone AirTouch Plc, a mobile telecommunications network company. He served as Executive Vice President and Chief Financial Officer of AirTouch, a telecommunications company, from September 1995 to June 1999, prior to its merger with Vodafone. Mr. Gyani is a member of the boards of directors of SIRF, Inc., Safeway Inc., Epiphany Inc. and a private company. Mr. Gyani holds an M.B.A. degree and a B.A. degree in business administration from San Francisco State University.

      Geoffrey Penney has served as one of our directors since July 2002. From December 1998 to his retirement in June 2004, Mr. Penney served as Executive Vice President, and since November 2001, as Chief Information Officer, of the Charles Schwab Corporation, a financial services company. Mr. Penney holds a Ph.D. degree and B.A. degree in inorganic chemistry from St. John's College, Cambridge (U.K.).

      Raymond L. Ocampo Jr. has served as one of our directors since March 2004. Since April 2004, Mr. Ocampo has served as President and Chief Executive Officer of Samurai Surfer LLC, a consulting and investment company. In November 1996, Mr. Ocampo retired from Oracle Corporation, where he had served in various senior and executive positions since 1986, most recently as Senior Vice President, General Counsel and Secretary since September 1990. Mr. Ocampo is a member of the boards of directors of CytoGenix, Inc., Intraware, Inc., PMI Group, Inc. and VitalStream Holdings, Inc. Since January 2000, Mr. Ocampo has also served as a member of the board of directors of the Berkeley Center for Law & Technology, which he co-founded in 1996. Mr. Ocampo holds a J.D. degree from Boalt Hall School of Law at the University of California at Berkeley and an A.B. degree in Political Science from the University of California, Los Angeles.

      Jennifer Bolt has served as one of our directors since April, 2004. Ms. Bolt has served as senior vice president and chief information officer of Franklin Resources, Inc., a financial services company since May 2003. Prior to that time, she served in various other capacities for Franklin Resources, Inc. or its subsidiaries. She also serves as chairman of Franklin Capital Corporation and Franklin Templeton Bank & Trust, and is a member of Franklin Resources, Inc.'s Executive Committee. Ms. Bolt holds a B.A. degree in economics and physical education from the University of California at Davis.

                 The Board Recommends a Vote FOR the Election of
                        Each of the Nominated Directors.

         Corporate Governance and Board Matters

            Corporate Governance

      Keynote maintains a corporate governance page on its website which includes information about its corporate governance initiatives, including Keynote's Code of Business Conduct and Ethics, Code of Ethics for Chief
Executive  Officer  and  Senior  Financial   Department   Personnel,   Corporate
Governance Guidelines, and charters for the committees of the board of directors. The corporate governance page can be found at www.keynote.com, by clicking on "About Us," and then on "Corporate Governance."

      Keynote's policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of NASDAQ and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

            o A majority of the board members are independent of Keynote and its management;

            o All members of the key board committees--the audit committee, the compensation committee, and the nominating and governance committee--are independent;

            o     Keynote has appointed a lead independent director;

            o     The  independent  members  of  the  board  of  directors  meet
                  regularly  without  the  presence  of  management.   The  lead
                  independent director presides at these executive sessions;

            o     Keynote has a clear code of business conduct;

            o The charters of the board committees clearly establish their respective roles and responsibilities;

            o Keynote's audit committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters;

            o Keynote has adopted a code of ethics that applies to its chief executive officer and all senior members of its finance department, including our chief financial officer; and

            o     Keynote  has  adopted  corporate  governance   guidelines  and
                  principles.

            Director Independence

      The board has determined that each of our directors is an independent director as defined by the rules of the NASDAQ Stock Market, other than Mr. Gupta, who serves as an employee of Keynote as our chief executive officer. In addition, the board has determined that each member of the audit committee meets the additional independence criteria of the SEC required for audit committee membership.

            Board Meetings

      The board met five times during the fiscal year ended September 30, 2005. No director, other than Mr. Cowan, attended fewer than 75% of the total number of meetings held by the board and by all committees of the board on which such director served, during the period that such director served.

            Board Committees

      Our board of directors has a compensation committee, an audit committee and a nominating and governance committee. Each committee operates pursuant to a written charter; copies of these written charters are available on our website at www.keynote.com.

      Compensation Committee. The current members of our compensation committee are Mr. Cowan and Dr. Rieman. The board of directors has determined that each member of the compensation committee is an independent director as defined by the rules of the NASDAQ Stock Market, a non-employee director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and an outside director within the meaning of Section 162(m) of the Internal Revenue Code. The compensation committee reviews and makes recommendations to our board concerning salaries and incentive compensation for our officers and employees. The compensation committee also administers our 1999 Equity Incentive Plan and 1999 Employee Stock Purchase Plan. The compensation committee met three times during the fiscal year ended September 30, 2005.

      Audit Committee. The current members of our audit committee are Mr. Gyani, Mr. Penney and Mr. Ocampo. Mr. Gyani serves as the chair. The board of directors has determined that each member of the audit committee is an independent director as defined by the rules of the Securities and Exchange Commission and the NASDAQ Stock Market, and that each of them is able to read and understand fundamental financial statements. The board of directors has also determined that Mr. Gyani is an "audit committee financial expert" within the meaning of the rules of the Securities and Exchange Commission and is "financially sophisticated" within the meaning of the rules of the NASDAQ Stock Market. Our audit committee reviews our financial statements, monitors our accounting policies and practices, appoints and oversees the performance of our independent auditors and reviews the results and scope of audits and other services provided by our independent auditors. The audit committee met twelve times during the fiscal year ended September 30, 2005.

      Nominating and Governance Committee. The current members of our nominating and governance committee are Mr. Cowan, Mr. Ocampo and Mr. Penney. Mr. Penney serves as the chair. The board of directors has determined that each member of the nominating and governance committee is an independent director as defined by the rules of the NASDAQ Stock Market. Our nominating and governance committee identifies, considers and recommends candidates to serve as members of the board and makes recommendations regarding the structure and composition of the board and board committees. The nominating and governance committee is also responsible for overseeing, reviewing and making periodic recommendations concerning Keynote's corporate governance policies. The nominating and governance committee met once during the fiscal year ended September 30, 2005.

            Consideration of Director Nominees

      Our nominating and governance committee generally identifies nominees for our board based upon recommendations by our directors and management. The nominating and governance committee will also consider recommendations properly submitted by our stockholders in accordance with the procedure set forth in our bylaws. Stockholders can recommend qualified candidates for our board by writing to our corporate secretary at Keynote Systems, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404. Submissions that are received that meet the criteria outlined below will be forwarded to the nominating and governance committee for review and consideration. We request that any such recommendations be made at least three months prior to the end of the fiscal year ending September 30, 2006 to ensure adequate time for meaningful consideration by the nominating and governance committee. The nominating and governance committee intends to review periodically whether a more formal policy regarding stockholder nominations should be adopted.

      The goal of the nominating and governance committee is to ensure that our board possesses a variety of perspectives and skills derived from high-quality business and professional experience. The nominating and governance committee seeks to achieve a balance of knowledge, experience and capability on our board. To this end, the nominating and governance committee seeks nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although the nominating and governance committee uses these and other criteria to evaluate potential nominees, we have no stated minimum criteria for nominees. The nominating and governance committee does not use different standards to evaluates nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in this process.

            Stockholder Communication with Our Board

      Our stockholders may communicate with our board or any of our individual directors by writing to them c/o Keynote Systems, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404. In addition, all communications that are received by our chief executive officer or chief financial officer that are directed to the attention of our board are forwarded to our board. The nominating and governance committee intends to consider whether it is appropriate to adopt a more formal process for our stockholders to communicate with our board.

            Director Compensation

      Cash Compensation. For the 2005 fiscal year, non-employee directors were each paid an annual retainer fee of $20,000, provided the director attended at least three of the four regularly scheduled board meetings during the fiscal year and at least 75% of the total number of board meetings held during the fiscal year. For the 2006 fiscal year, following a review by the compensation committee of director compensation practices at peer companies (and the responsibilities of our directors and board committee members), the board has approved (i) an increase in the annual retainer fee to $25,000, subject to the director attending at least three of the four regularly scheduled board meetings during the fiscal year and at least 75% of the total number of board meetings held during the fiscal year, and (ii) annual fees of $5,000 to each member of the compensation committee and the nominating and governance committee and of $10,000 to each member of the audit committee. All of these fees are paid after the conclusion of the fiscal year. All directors are reimbursed for their reasonable expenses in attending board and board committee meetings.

      Option Grants. Historically, each new non-employee director has received an automatic option grant under our 1999 Equity Incentive Plan to purchase 50,000 shares of our common stock. The grant is made on the date the non-employee director becomes a director and vests over three years, with one-third of the shares subject to the option vesting on the earlier of one year following the director's appointment to the board or the first annual meeting of our stockholders following the grant of the option. The remaining shares subject to these automatic option grants vest ratably on a monthly basis over the two years following that earlier event. The board has also made discretionary option awards to non-employee directors to recognize service as a member of a committee of the board and to provide incentive compensation to directors whose prior option awards have fully vested.

         Following a review by the compensation committee of director compensation practices at peer companies (and the responsibilities of our directors and board committee members), our board approved adjustments to the overall equity compensation awarded to our non-employee directors. These adjustments are intended to provide for option awards for director service that would vest as to 15,000 shares each year, and additional option awards each year for committee service. On July 1, 2005, Messrs. Cowan, Gyani and Penney and Dr. Rieman, each of whose automatic initial option grant had fully vested, were each granted an option to purchase 60,000 shares of our common stock. One-quarter of the shares subject to these options shall vest on March 23, 2006, the date of the 2006 Annual Meeting of Keynote Stockholders. The remaining shares subject to these options will vest ratably on a monthly basis over the three years after the Annual Meeting, with each option to be fully vested at the 2009 Annual Meeting of Keynote Stockholders. Also on July 1, 2005, Ms. Bolt and Mr. Ocampo, each of whose automatic initial option grant was not fully vested, were each granted an option to purchase 30,000 shares of our common stock. The shares subject to these options will not commence to vest until the 2007 Annual Meeting of Keynote Stockholders, when they will vest ratably monthly over the next two years with each option to be fully vested at the 2009 Annual Meeting of Keynote Stockholders. Each of the options granted on July 1, 2005 were discretionary grants and had an exercise price of $11.98 per share, the fair market value of our common stock on the date of grant.

      For committee service, the board determined that each member of one of our three standing committees would be awarded an option for 5,000 shares for service during fiscal 2006. In addition, the chair of the audit committee would receive an option for an additional 5,000 shares and the chairs of our compensation committee and nominating and governance committee would each receive options for an additional 2,000 shares for service in fiscal 2006. The board anticipates making additional comparable option awards for committee service during fiscal 2007, based on its assessment of the responsibilities of members of each committee, the equity compensation practices of peer companies, and the annual option award limitations of the 1999 Equity Incentive Plan included in Proposal No. 2. For committee service during 2006, the following options were granted on February 3, 2006, each with an exercise price of $11.68 per share, the fair market value on the date of grant: to Mr. Penney for 12,000 shares; to Messrs. Cowan and Gyani for 10,000 shares; and to Mr. Ocampo and Dr. Rieman for 5,000 shares. In addition, Mr. Ocampo was awarded an additional option for 5,000 shares on February 9, 2006, with an exercise price of $11.53 per share in connection with his joining of the nominating and governance committee. Subject to continued service, these options will vest in full on September 30, 2006.

      If Proposal No. 2 below is approved by our stockholders, each new non-employee director will be automatically granted an option to purchase 60,000 shares of our common stock on the date he or she becomes a director. The options will have an exercise price equal to the fair market value of our common stock on the date of grant, will have ten-year terms and will vest over four years. One-quarter of the shares subject to these options will vest on the earlier of one year following the director's appointment to the board of directors, or the first annual meeting of our stockholders following the grant of the option. The remaining shares subject to these automatic option grants will vest ratably on a monthly basis over the three years following that initial vesting date.

      The board also intends to grant to each non-employee director an option to purchase 15,000 shares of our common stock on the date of the 2006 Annual Meeting of Stockholders. These options will have an exercise price equal to the fair market value of our common stock on the date of grant and have ten-year terms. These options will begin to vest on the date of the 2009 Annual Meeting of Stockholders, vesting ratably on a monthly basis after the Annual Meeting, with the option to be fully vested at the 2010 Annual Meeting of Keynote Stockholders. The board intends to make additional discretionary option grants to our non-employee directors at each future Annual Meeting of Stockholders.

         Compensation Committee Interlocks and Insider Participation

      None of the members of the compensation committee has at any time since our formation been one of our officers or employees. None of our executive officers currently serves or in the past has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board or compensation committee.

         Code of Ethics

      We have adopted a code of ethics that applies to our chief executive officer and senior financial officers, including our chief financial officer, controller and all other employees engaged in the finance organization of Keynote. This code of ethics is posted on our website at http://www.keynote.com.

         Directors' Attendance at Annual Stockholder Meetings

            Keynote encourages its board members to attend its annual meeting of stockholders, but does not require attendance. In 2005, two of our directors attended Keynote's annual meeting of stockholders. Mr. Gupta, chairman of our board and our chief executive officer, has attended all of our Annual Meetings.

                                 PROPOSAL NO. 2
                                 --------------


            APPROVAL OF AMENDMENTS TO THE 1999 EQUITY INCENTIVE PLAN
            --------------------------------------------------------


         Keynote is requesting that our stockholders vote in favor of amending the 1999 Equity Incentive Plan, which was approved, as amended, by the board of directors on January 27, 2006, subject to stockholder approval. The following is a summary of the amendments to the 1999 Equity Incentive Plan. This summary, however, does not purport to be a complete description of all of the provisions of the 1999 Equity Incentive Plan. It is qualified in its entirety by reference to the full text of the 1999 Equity Incentive Plan, which is enclosed with this proxy statement.


         Our stockholders are being asked to approve amendments to the 1999 Equity Incentive Plan:

      o to increase from 50,000 shares to 60,000 shares the automatic initial option grant made to a non-employee director upon commencement of service as a director, and extend the vesting period for that option from three years to four years; and

      o     to  establish  a limit of 40,000  shares  per year on the  amount of
            shares  covered  by   discretionary   option  grants  awarded  to  a
            non-employee director in any fiscal year.

         Following a review by the compensation committee of director compensation practices at peer companies (and the responsibilities of our directors and board committee members), our board recommends adjustments to the overall equity compensation awarded to our non-employee directors. The board is recommending these amendments to the plan because it believes that an increase in the number of shares covered by the automatic initial grant, together with a longer vesting period, will allow us to continue to attract and retain our non-employee directors and to compensate them appropriately. The board also believes stockholder approval should be obtained prior to any material increase in equity compensation; a limit on discretionary awards would require such approval.

          The automatic initial option to purchase 60,000 shares of Keynote common stock, to be given to new non-employee directors, will have an exercise price equal to the fair market value of our common stock on the date of grant, have a ten-year term and vest over four years. One-fourth of the shares subject to these options will vest on the earlier of one year following the director's appointment to the board of directors, or the first annual meeting of our stockholders following the grant of the option, with the remaining shares subject to these options vesting ratably on a monthly basis over the three years following that initial vesting date. The automatic initial option to purchase 50,000 shares of Keynote common stock currently awarded to new non-employee directors vests over three years.

         The board may make discretionary grants to non-employee directors. The board has used this authority to make grants for committee service as well as when non-employee directors' initial option grants have fully vested. Under Proposal No. 2, the aggregate amount of discretionary grants to a non-employee director would not exceed 40,000 shares in any fiscal year.


         The board is not proposing any other amendments to the plan. If Proposal No. 2 is not approved, the current automatic initial option grant to non-employee directors will remain at 50,000 shares vesting over three years and the board would still have the authority to make discretionary grants, without any limit as to the number of shares subject to an option.


         Terms of the 1999 Equity Incentive Plan


         Term of the Plan. The plan became effective on September 24, 1999. The plan will terminate 10 years from the date the plan was adopted by our board, unless it is terminated earlier under the terms of the plan.


         Administration of the Plan. The plan is administered by our compensation committee, all of the members of which are "non-employee directors" under applicable federal securities laws and "outside directors" as defined under applicable federal tax laws. Except for the automatic option grants to non-employee directors described under this Proposal No. 2, the compensation committee has the authority to construe and interpret the plan, grant awards and make all other determinations necessary or advisable for the administration of the plan, and its decisions are final and binding. Grants of options to non-officer employees to purchase 40,000 or fewer shares of our common stock can be made by our chief executive officer and ratified by our compensation committee.

         Shares Reserved Under the Plan. The board initially reserved 5,000,000 shares of common stock available for issuance under this plan. In addition, upon the date of our initial public offering on September 24, 1999, a total of 38,037 additional shares previously reserved for grant under our 1996 Stock Option Plan and 1999 Stock Option Plan became available for grant under the plan. Shares will again be available for grant and issuance under the plan that:

      o are subject to issuance upon exercise of an option granted under the plan that cease to be subject to the option for any reason other than exercise of the option;

      o have been issued upon the exercise of an option granted under the plan that are subsequently forfeited or repurchased by us at the original exercise price; or

      o are subject to an award granted pursuant to a restricted stock purchase agreement under the plan that are subsequently forfeited or repurchased by us at the original purchase price.

         Eligibility to Participate. The plan authorizes the award of stock options, restricted stock awards and stock bonuses. These may be granted to our employees, officers, directors, consultants, independent contractors and advisors. As of February 3, 2006, approximately 216 persons were eligible to participate in the plan. If we are dissolved, liquidated or have a "change in control" transaction, outstanding awards may be assumed or substituted by the successor corporation, if any. In the discretion of the compensation committee, the vesting of these awards may accelerate upon one of these transactions. No person is eligible to receive more than 1,000,000 shares in any calendar year under the plan, other than new employees of Keynote or a Subsidiary of Keynote (including new employees who are also officers and directors of Keynote or a Subsidiary of Keynote), who are eligible to receive up to a maximum of 2,000,000 shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.


         Stock Options. The plan provides for the grant of incentive stock options that qualify under Section 422 of the Internal Revenue Code and nonstatutory stock options. Incentive stock options may be granted only to our employees or employees of a parent or subsidiary of us. The exercise price of incentive stock options must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of incentive stock options granted to 10% stockholders must be at least equal to 110% of the fair market value of our common stock on the date of grant. The exercise price of nonstatutory stock options must be at least equal to 85% of the fair market value of our common stock on the date of grant. The maximum term of options granted under the plan is 10 years.


         Options may be exercised during the lifetime of the optionee only by the optionee. The compensation committee could provide for differing provisions in individual award agreements, but only with respect to awards that are not incentive stock options. Options granted under the plan generally may be exercised for a period of time after the termination of the optionee's service to us. Options will generally terminate three months after the termination of employment or 12 months if the termination is due to death or disability.


         Acceleration of Stock Options. Under the grant provision of our 1999 Equity Incentive Plan to non-employee directors, any unvested shares subject to options granted to non-employee directors will become immediately exercisable upon a transaction that results in a change of control.


         Restricted Stock and Stock Bonuses. The plan authorizes the grant of restricted stock and stock bonus awards either in addition to or in lieu of other awards under the plan, under the terms, conditions and restrictions as the compensation committee may provide. They may be issued for past services or may be awarded upon the completion of certain services or performance goals.


         Amendments to the Plan. The board may at any time terminate or amend the plan in any respect. The board will not, without stockholder approval, amend the plan in any manner that requires the approval of our stockholders.


         Federal Income Tax Information. The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences to us and employees participating in the plan. Federal tax laws may change and the federal, state and local tax consequences for any participating employee will depend upon his or her individual circumstances. Each participating employee has been and is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the plan. The following discussion does not purport to describe state or local income tax consequences or tax consequences for employees in countries other than the United States.


         Options granted under the plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or nonstatutory stock options that are not intended to meet these requirements.

         Tax Treatment for Employees--Incentive Stock Options. An employee will not recognize income for federal income tax purposes upon grant of an incentive stock option and will incur no tax upon exercise of an incentive stock option unless the employee is subject to the alternative minimum tax.


         If the employee holds the shares purchased upon exercise of the incentive stock option for more than one year after the date the option was exercised and for more than two years after the option grant date, the employee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of such shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for such shares. If the employee disposes of the shares prior to the expiration of either the one-year or the two-year required holding periods described above (which is referred to as a "disqualifying disposition"), then the gain realized upon such disposition, up to the difference between the option exercise price and the fair market value of such shares on the date of exercise (or, if less, the amount realized on a sale of such shares), will be treated as ordinary income. Any additional gain will be capital gain, depending upon the amount of time the shares were held by the employee.


         The difference between the exercise price and fair market value of the shares on the date of exercise is an adjustment to income for purposes of the alternative minimum tax, or AMT. The AMT (which is imposed to the extent it exceeds the taxpayer's regular tax) is currently 26% of an individual taxpayer's alternative minimum taxable income (28% percent in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount ($58,000 in the case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the shares occurs in the same taxable year of the employee as exercise of the incentive stock option, there is no AMT adjustment with respect to those shares. Also, upon a sale of the shares that is either (i) not a disqualifying disposition or (ii) a disqualifying disposition in a calendar year other than the year of exercise, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the shares at exercise over the amount paid for the shares.


         Tax Treatment for Employees--Nonstatutory Stock Options. An employee will not recognize income for federal income tax purposes at the time a nonstatutory stock option is granted. However, upon exercise of a nonstatutory stock option, the employee must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the employee's purchase price. The included amount must be treated as ordinary income by the employee and may be subject to income tax withholding by us (either by payment in cash or withholding out of the employee's salary). Upon resale of the shares by the employee, any subsequent appreciation or depreciation in. the value of the shares will be treated as long-term or short-term capital gain or loss.


         Tax Treatment for Keynote. We will be entitled to a deduction in connection with the disposition of shares acquired under an incentive stock option only to the extent that the employee recognizes ordinary income on a disqualifying disposition of the shares. We will be entitled to a deduction in connection with the exercise of a nonstatutory stock option by an employee to the extent that the employee recognizes ordinary income.


         Maximum Tax Rates. The maximum rate applicable to ordinary income is 35%. Long-term capital gain on stock held for more than twelve months will be taxed at a maximum rate of 15%. Capital gains will continue to be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.


         ERISA Information. The plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

         History of Grants.


         Our chief executive officer and four other most highly compensated executive officers who were serving as executive officers as of September 30, 2005 have been granted options to purchase shares under the 1999 Equity
Incentive Plan, over the life of these plans through February 3, 2006, as follows:

   Name and Position                                                         1999 Equity
                                                                           Incentive Plan
   -----------------------------------------------------------------------------------------
   Umang Gupta                                                               2,100,000
       Chief Executive Officer
   Donald Aoki                                                                 320,000
       Senior Vice President of Products, Engineering and Operations
   Peter J. Maloney                                                            230,000
       Former Vice President of Finance and Chief Financial Officer
   Patrick D. Quirk                                                            600,000
       Executive Vice President of Worldwide Customer Operations
   Vik Chaudhary                                                               143,000
       Vice President of Marketing and Corporate Development



         Our current executive officers as a group, our current non-employee directors as a group and our current employees (excluding executive officers and directors) as a group have been granted options to purchase shares under the 1999 Equity Incentive Plan, over the life of this plan through February 3, 2006, as follows:

                                                         1999 Equity
                                                        Incentive Plan
                                                       ----------------

   Current executive officers (5 persons)                 3,288,000
   Current non-employee directors (6 persons)               697,000
   Current employees (excluding executive officers
   and non-employee directors)                            3,858,371

      New Plan Benefits.

      The following table shows, in the aggregate, the options to be granted to non-employee directors under the 1999 Equity Incentive Plan, after the Annual Meeting of Stockholders in fiscal 2006.


       Name and Position                    Dollar Value ($)              Number of Units
       -----------------                    ----------------              ---------------
   Non-Employee Director Group       Fair Market Value on grant date          90,000


      Future awards to executive officers and employees, and any additional future awards to non-employee directors, under the 1999 Equity Incentive Plan are discretionary and cannot be determined at this time. We have therefore not included a table reflecting any such awards.

          The Board Recommends a Vote FOR the Approval of Amendments to
                         the 1999 Equity Incentive Plan.

                                 PROPOSAL NO. 3

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The audit committee of our board of directors has selected KPMG LLP as the independent auditors to perform the audit of our financial statements for the fiscal year ending September 30, 2006, and our stockholders are being asked to ratify such selection. Representatives of KPMG are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

      Ratification by our stockholders of the selection of KPMG LLP as our independent accountants is not required by our bylaws or otherwise. However, the board is submitting the selection of KPMG LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify this selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of Keynote and our stockholders.

  The Board Recommends a Vote FOR the Ratification of the Selection of KPMG LLP

         Principal Accountant Fees and Services

      During the fiscal years ended September 30, 2004 and 2005, the aggregate fees billed by Keynote's independent auditors, KPMG LLP, for professional services were as follows:

        o Audit Fees. The aggregate fees billed by KPMG LLP for professional services rendered for the audit of Keynote's annual consolidated financial statements, review of the consolidated financial statements included in Keynote's quarterly reports on Form 10-Q and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $488,700, including auditing services related to acquisitions, for the fiscal year ended September 30, 2005 and $659,320, including auditing services related to acquisitions, for the fiscal year ended September 30, 2004;

        o Audit-Related Fees. The aggregate fees billed by KPMG LLP for assurance and related services that are reasonably related to the performance of Keynote's consolidated financial statements that are not reported above under "Audit Fees" were $270,000 for the fiscal year ended September 30, 2005. The services for the fees disclosed under this category primarily included reviews per the new Statement on Auditing Standards No. 100. The fees for assurance and related services were $18,400 for the fiscal year ended September 30, 2004. The services primarily included accounting consultations in connection with acquisitions.

        o Tax Fees. The aggregate fees billed by KPMG LLP for professional services rendered for tax compliance and tax advice planning were $143,855 for the fiscal year ended September 30, 2005 and $149,427 for the fiscal year ended September 30, 2004. The services for the fees disclosed under this category include tax consultation and the preparation of tax returns; and

        o All Other Fees. For the fiscal year ended September 30, 2005, KPMG LLP billed aggregate fees of $243,000 for consultants related to Sarbanes-Oxley 404 compliance. The fees under this category were $1,500 for the fiscal year ended September 30, 2004.


      The audit committee has determined that the provision of these services is compatible with maintaining KPMG LLP's independence.

                          REPORT OF THE AUDIT COMMITTEE

      The audit committee of the board of directors consists of three members. Each member of the committee is "independent" as defined by the rules of the Securities and Exchange Commission and meets each of the other requirements for audit committee members under applicable NASDAQ listing standards.

      The current members of the committee are Mr. Gyani, Mr. Penney and Mr. Ocampo, each of whom is "financially literate" as required by NASDAQ rules. The board of directors has also determined that Mr. Gyani is an "audit committee financial expert" within the meaning of the rules of the Securities and Exchange Commission. Stockholders should understand that these designations related to our audit committee members' experience and understanding with respect to certain accounting and auditing matters do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the audit committee or of the board.

      Keynote's financial and senior management supervise the systems of internal controls and the financial reporting process. KPMG LLP, Keynote's independent auditor, is responsible for performing an independent audit of Keynote's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report on these consolidated financial statements. The audit committee's responsibility is to monitor and oversee these processes and the independence of Keynote's independent auditors.

      The audit committee has reviewed Keynote's audited consolidated financial statements for the fiscal year ended September 30, 2005 and has met with the management of Keynote and its independent accountants to discuss the consolidated financial statements. Keynote's management has represented to the audit committee that Keynote's audited consolidated financial statements were prepared in accordance with generally accepted accounting principles.

      The audit committee has discussed with Keynote's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Codification of Statements on Auditing Standards, AU Section 380. The audit committee has received from Keynote's independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with them their independence. The audit committee has also considered whether the provision of non-audit services by Keynote's independent auditors is compatible with maintaining the independence of the independent auditors.

      Based on the review and discussions noted above, the audit committee recommended to Keynote's board of directors that the audited consolidated financial statements be included in Keynote's annual report on Form 10-K for the fiscal year ended September 30, 2005, and be filed with the Securities and Exchange Commission.

      The Audit Committee selected KPMG LLP to be Keynote's independent auditor for fiscal 2005 and, pursuant to the requirements of law and the charter of the audit committee, pre-approved all audit and non-audit services provided to us by the independent auditors during fiscal 2005.

                                                       Audit Committee

                                                       Mohan Gyani
                                                       Geoffrey Penney
                                                       Raymond L. Ocampo Jr.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table presents information as to the beneficial ownership of our common stock as of December 31, 2005 by:

        o each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

        o   each of our directors;

        o our chief executive officer and four other most highly compensated executive officers who were serving as executive officers as of September 30, 2005; and

        o   all of our directors and executive officers as a group.

      The percentage ownership is based on 20,654,438 shares of common stock outstanding as of December 31, 2005. Shares of common stock that are subject to options currently exercisable or exercisable within 60 days of December 31, 2005, are deemed outstanding for the purposes of computing the percentage ownership of the person holding these options but are not deemed outstanding for computing the percentage ownership of any other person. Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise noted, the address for each stockholder listed below is c/o Keynote Systems, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404.


                                                Shares Beneficially
                                                       Owned
                                            ---------------------------
                                            Number of
Name of Beneficial Owner                      Shares             Percent
------------------------                      ------             -------
Umang Gupta(1)                              3,710,910            16.67%
David J. Greene & Co (2)                    1,223,977             5.92%
Royal Capital Management, LLC (3)           1,100,000             5.33%
Donald Aoki (4)                               361,953             1.73%
Raymond L. Ocampo Jr.(5)                      114,110                 *
David Cowan(6)                                100,345                 *
Mohan Gyani(7)                                 64,722                 *
Geoffrey Penney(8)                             59,722                 *
Deborah Rieman(9)                              59,722                 *
Peter Maloney(10)                              41,042                 *
Jennifer Bolt(11)                              47,222                 *
Vikram A. Chaudhary (12)                       33,830                 *
Patrick Quirk                                      --                 *
All 11 directors and executive
   officers as a group(13)                  4,593,578            20.01%

---------------------

  * Indicates beneficial ownership of less than 1%.

(1) Includes 70,000 shares held by the Gupta Family 1999 Irrevocable Trust. Mr. Gupta disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in the shares. Includes 1,600,000 shares subject to options exercisable within 60 days of December 31, 2005.

(2)     Based  solely on  information  provided by David J. Greene & Co. in its
        Schedule  13F filed with the  Securities  and Exchange
        Commission on or prior to December 31, 2005.

(3) Based solely on information provided by Royal Capital Management, LLC in its Schedule 13F filed with the Securities and Exchange Commission on or prior to December 31, 2005.

 (4) Includes 74,172 shares held by the Aoki family trust, 3,842 shares held by Mr. Aoki as trustee for his minor children and 650 shares held by the Frank and Jeanne Aoki Revocable Trust, over which Mr. Aoki exercises investment power. Mr. Aoki disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in the shares. Includes 282,080 shares subject to options exercisable within 60 days of December 31, 2005.

(5)     Includes  34,716  shares held by Raymond L. Ocampo Jr. and
        Sandra O. Ocampo, Trustees of Ocampo Revocable Trust UTA May 30, 1996, and 56,666 shares subject to options exercisable within 60 days of December 31, 2005.

(6) Includes 59,722 shares subject to options exercisable within 60 days of December 31, 2005.

(7) Represents 64,722 shares subject to options exercisable within 60 days of December 31, 2005.

(8) Represents 59,722 shares subject to options exercisable within 60 days of December 31, 2005.

(9) Represents 59,722 shares subject to options exercisable within 60 days of December 31, 2005.

(10) Includes 38,516 shares subject to options exercisable within 60 days of December 31, 2005.

(11) Represents 47,222 shares subject to options exercisable within 60 days of December 31, 2005.

(12) Represents 33,830 shares subject to options exercisable within 60 days of December 31, 2005.

(13) Includes 2,302,202 shares subject to options exercisable within 60 days of December 31, 2005.

                             EXECUTIVE COMPENSATION

      The following table presents compensation information for the fiscal years ending September 30, 2003, 2004 and 2005 paid or accrued to our chief executive officer and our four other most highly compensated executive officers who were serving as executive officers as of September 30, 2005.

                                                                                 Long Term
                                                                                Compensation
                                                     Annual Compensation           Awards
                                             -----------------------------------------------
                                                                                 Securities
                                       Fiscal                           Other     Underlying    All Other
Name and Principal Position             Year      Salary     Bonus   Compensation  Options   Compensation(1)
---------------------------             ----      ------     -----   ------------  -------   ---------------
Umang Gupta                             2005     $237,000   $37,500         $--       --         $2,000
Chief Executive Officer                 2004      225,000   150,000          --       --         $2,000
                                        2003   237,500 (2)  127,500          --       --             --
Donald Aoki                             2005      206,298    16,973               55,000
Senior Vice President of Products,      2004      169,305    29,334          --   25,000          2,000
 Engineering and Operations             2003      176,504    25,970          --   40,000          2,000
Peter Maloney (3)                       2005      178,572    17,786          --   30,000          2,000
Former Vice President of Finance        2004      163,500    37,247          --   25,000          2,000
 and Chief Financial Officer            2003      156,375    28,194          --   50,000             --
Patrick Quirk                           2005   106,667 (4)   70,000          --  600,000          2,000
Executive Vice President of             2004           --        --          --       --             --
 Worldwide Customer Operations          2003           --        --          --       --             --
Vikram A. Chaudhary                     2005   153,333 (5)   11,375          --   75,000          2,000
Vice President of Marketing and         2004      123,524    38,969          --       --             --
 Corporate Development                  2003      118,647    19,750          --       --             --


---------------------

(1) The amounts disclosed in the All Other Compensation column consist of Keynote's matching contributions under our 401(k) plan.

(2) In fiscal 2003, Mr. Gupta voluntarily took a 10% cut to his base salary of $250,000, lowering his base salary to $225,000. On an annualized basis, his salary for fiscal 2003 was $237,500.

(3) Mr. Maloney resigned as Vice President of Finance and Chief Financial Officer effective January 1, 2006.

(4)   Mr. Quirk was hired as an executive officer of Keynote on April 7, 2005.

(5)   Mr. Chaudhary became an executive officer of Keynote on May 1, 2005.

                          Option Grants in Fiscal 2005

      The following table presents the grants of stock options under our 1999 Equity Incentive Plan during the fiscal year ended September 30, 2005 to our chief executive officer and our four other most highly compensated executive officers who were serving as executive officers as of September 30, 2005.

                                                                                             Potential Realizable
                                                                                               Value at Assumed
                                                                                            Annual Rates of Stock
                                                                                            Price Appreciation for
                                                    Individual Grants                            Option Term
                                                    -----------------                            -----------
                                                Percent of
                                  Number of       Total
                                  Securities     Options
                                  Underlying    Granted to     Exercise
                                   Options     Employees In     Price       Expiration
            Name                   Granted     Fiscal 2005    Per Share        Date            5%           10%
            ----                   -------     -----------    ---------        ----            --           ---
Umang Gupta                            --            --%          $--           --             $--           $--
Donald Aoki                        55,000          3.22%      12.33(1)  11/16/2014(1)      426,398     1,080,806
Peter Maloney                      30,000          1.75%        11.98     06/30/2015       225,780       572,402
Patrick Quirk                     600,000         35.00%        11.95     04/03/2015     4,509,174    11,427,133
Vikram A. Chaudhary                75,000          4.39%        10.95     04/30/2015       516,480     1,308,861


         (1) weighted average price is based on 25,000 shares at $12.76 and 30,000 shares at $11.98. The expiration date for the grant of 25,000 shares is 11/15/2014 and for the grant of 30,000 shares is 06/30/2015.

      All options granted under our 1999 Equity Incentive Plan are either incentive stock options or nonstatutory stock options. Options granted under our 1999 Equity Incentive Plan generally vest and become exercisable over a four-year period as to 25% of the shares subject to the option one year from the date of grant and as to 2.083% of the shares each succeeding month. Options expire 10 years from the date of grant. Options were granted at an exercise price equal to the fair market value of our common stock on the date of grant. In the year ending September 30, 2005, we granted to our employees options to purchase a total of 1,710,290 shares of our common stock.

      Potential realizable values are computed by:

        o multiplying the number of shares of common stock subject to a given option by the market price per share of our common stock on the date of grant;

        o assuming that the aggregate option exercise price derived from that calculation compounds at the annual 5% or 10% rates shown in the table for the entire 10-year term of the option; and

        o   subtracting from that result the aggregate option exercise price.

      The 5% and 10% assumed annual rates of stock price appreciation are required by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future common stock prices. The closing price per share of our common stock as reported on the NASDAQ National Market on September 30, 2005, was $12.98.

          Aggregated Option Exercises in Fiscal 2005 and Option Values
                              at September 30, 2005

      The following table presents the number of shares of common stock subject to vested and unvested stock options held as of September 30, 2005 by our chief executive officer and our four other most highly compensated executive officers who were serving as executive officers as of September 30, 2005. Also reported is the value of in-the-money stock options as of September 30, 2005, which represents the positive difference between the aggregate exercise price of the outstanding options and the aggregate fair market value of the options based on $12.98, the closing price per share of our common stock on September 30, 2005, as reported on the NASDAQ National Market. The value of the unexercised in-the-money options has not been, and may never be, realized.

                                                        Number of
                           Number of               Securities Underlying        Value of Unexercised
                            Shares                  Unexercised Options         In-the-Money Options
                           Acquired                at September 30, 2005       at September 30, 2005
                             on       Value     --------------------------  --------------------------
Name                       Exercise  Realized   Exercisable  Unexercisable  Exercisable  Unexercisable
-----------------------------------  ---------  -----------  -------------  -----------  -------------
Umang Gupta                     --    $     --    1,537,499         62,501   $6,756,745       $341,225
Donald Aoki                 57,850     250,695      262,290        101,460      967,842        136,233
Peter Maloney                   --          --      153,956         76,044      718,977        111,973
Patrick Quirk                   --          --           --        600,000           --        618,000
Vikram A. Chaudhary          5,000      29,509       31,748         98,252      108,969        182,871


         Equity Compensation Plans

      As of September 30, 2005, we maintained our 1999 Equity Incentive Plan and 1999 Employee Stock Purchase Plan, both of which were approved by our stockholders. The following table gives information about equity awards under those plans as of September 30, 2005:

                                          (a)                 (b)                 (c)
                                                                            Number of Shares
                                                                               Remaining
                                     Number of Shares                        Available for
                                           to                                    Equity
                                      be Issued Upon    Weighted-Average   Compensation Plans
                                        Exercise       Exercise Price of   (Excluding Shares
                                      of Outstanding      Outstanding          Reflected
Plan Category                            Options             Options         in Column (a))
-------------                            -------             -------         --------------
Equity compensation plans
    approved by stockholders            6,236,436              $13.42           3,742,089(1)

Total                                   6,236,436              $13.42           3,742,089


---------------------

(1) Of these, 2,955,826 shares remained available for grant under the 1999 Equity Incentive Plan and 787,073 shares remained available for grant under the 1999 Employee Stock Purchase Plan. All of the shares available for grant under the 1999 Equity Incentive Plan may be issued as restricted stock, although we do not currently intend to do so.

         Employment Agreement with Chief Executive Officer

      We entered into an employment agreement with Umang Gupta, our chief executive officer, in December 1997 and amended this agreement in November 2001. This agreement, as amended, establishes Mr. Gupta's annual base salary and eligibility for benefits and bonuses. This agreement continues until it is terminated upon written notice by Mr. Gupta or us. We must pay Mr. Gupta his salary and other benefits through the date of any termination of his employment. If his employment is terminated by us without cause or through his constructive termination due to a material reduction in his salary or benefits, a material change in his responsibilities or a sale of us if he is not the chief executive officer of the resulting combined company, we must also pay his salary for six additional months after that date.

      In connection with the November 2001 amendment of this agreement, Mr. Gupta was granted an option to purchase 1,300,000 shares of common stock at an exercise price of $7.52 per share. This option is immediately exercisable, subject to our right to repurchase the shares of common stock upon termination of his employment. This option vested as to 20,833 shares on January 7, 2002, vested as to 33,333 shares each month thereafter through January 7, 2004, and vested as to 20,833 shares each month thereafter. This option is currently fully vested.

      Under the employment agreement, as amended, all shares subject to Mr. Gupta's options, including the option granted on February 3, 2006 and any options granted in the future, would vest in full 90 days following a sale of us if Mr. Gupta is not the chief executive officer of the resulting combined company. If his employment is terminated by us without cause or through his voluntary termination, and if he assists in the transition to a successor chief executive officer, vesting of the shares subject to his options would continue for an additional 12 months. If his employment is terminated by us without cause or due to his death or through his constructive termination due to a material reduction in his salary or benefits or a material change in his responsibilities, the shares subject to his options would vest in an amount equal to the number that would vest during the six months following this termination. If his employment is terminated by us for cause or due to his disability or through his voluntary termination where he does not assist in the transition to a successor chief executive officer, the vesting of any shares subject to his options would cease on the date of termination. During the fiscal year ended September 30, 2005, these terms applied to the now fully-vested option granted to Mr. Gupta in November 2001.

         Other Change-of-Control Arrangements

      The options that we grant to our executive officers other than our chief executive officer, as described above, under our 1999 Equity Incentive Plan generally provide for acceleration of the vesting of such options upon the occurrence of specified events. If the executive officer is terminated without cause following a sale of our company that occurs within 12 or less months after the date of grant of the option, that option vests immediately with respect to 25% of the shares subject to that option. If the executive officer is terminated without cause following a sale of our company that occurs more than 12 months after the date of grant of the option, that option vests immediately with respect to all of the shares subject to that option. For the purposes of this provision, a sale of our company includes any sale of all or substantially all of our assets, or any merger or consolidation of us with or into any other corporation, corporations, or other entity in which more than 50% of our voting power is transferred. For purposes of this provision, cause means (i) willfully engaging in gross misconduct that is materially and demonstrably injurious to us; (ii) willful and continued failure to substantially perform the executive officer's duties (other than incapacity due to physical or mental illness), provided that this failure continues after our board of directors has provided the executive officer with a written demand for substantial performance, setting forth in detail the specific respects in which it believes the executive officer has willfully and not substantially performed his or her duties and a reasonable opportunity (to be not less than 30 days) to cure the failure. A termination without cause includes a termination of employment by the executive officer within 30 days following any one of the following events: (x) a 10% or more reduction in the executive officer's salary that is not part of a general salary reduction plan applicable to all officers of the successor company; (y) a change in the executive officer's position or status to a position that is not at the level of vice president or above with the successor; or (z) relocating the executive officer's principal place of business, in excess of fifty (50) miles from the current location of such principal place of business. In addition, if any of these executive officers is terminated without cause, he or she is entitled to receive a payment equal to three months of his or her base salary.

      The options that we grant to our non-employee directors under the automatic option grant provision of our 1999 Equity Incentive Plan provide that any unvested shares subject to these options will become immediately exercisable upon a transaction that results in a change of control.

                      REPORT OF THE COMPENSATION COMMITTEE

     The compensation committee of the board of directors administers Keynote's executive compensation program. The current members of the compensation committee are Mr. Cowan and Dr. Rieman. Each is a non-employee director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and an outside director within the meaning of Section 162(m) of the Internal
Revenue Code. Neither Mr. Cowan nor Dr. Rieman has any interlocking relationships as defined by the Securities and Exchange Commission.

         General Compensation Philosophy

      The role of the compensation committee is to set the salaries and other compensation of Keynote's executive officers and other key employees, and to make grants of stock options and to administer the stock option and other employee equity and bonus plans. Keynote's compensation philosophy for executive officers is to relate compensation to corporate performance and increases in stockholder value, while providing a total compensation package that is competitive and enables Keynote to attract, motivate, reward and retain key executive officers and employees. Accordingly, each executive officer's compensation package may, in one or more years, be comprised of the following three elements:

        o base salary that is designed primarily to be competitive with base salary levels in effect at high technology companies in the San Francisco Bay Area that are of comparable size to Keynote and with which Keynote competes for executive personnel;

        o annual variable performance awards, such as bonuses, payable in cash and/or stock-based incentive awards, tied to the achievement of goals based on Keynote's performance either generally, or in the given area under the individual's management, and using financial or other appropriate measures for determining achievement that are established by the compensation committee; and

        o long-term stock-based incentive awards that strengthen the mutuality of interests between Keynote's executive officers and Keynote's stockholders.

      In preparing the Stock Price Performance Graph for this proxy statement, Keynote used The Street.com Internet Sector Index as its published line of business index. The compensation practices of most of the companies in that index were not reviewed by Keynote when the compensation committee reviewed the compensation information described above because such companies were determined not to be competitive with Keynote for executive talent. Instead, the compensation committee reviewed the compensation practices of a number of high technology companies in the San Francisco Bay Area for which adequate information was available for analysis.

         Executive Compensation

      Base Salary. Salaries for executive officers for the fiscal year ended September 30, 2005 were generally determined on an individual basis by evaluating each executive officer's scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions at comparable companies. We believe our executive's salaries are generally in the mid-range of those companies that figured in our analysis.

      Annual Incentive Awards. In the past, Keynote has included performance-based bonuses, payable in cash and/or stock-based incentive awards, as part of each executive officer's annual compensation plan. Annual performance-based bonuses are based on mutually agreed upon goals and objectives. This practice is expected to continue and each executive officer's annual performance will be measured by the achievement of established goals and objectives using quantitative and qualitative measures.

      Long-Term Incentive Awards. The compensation committee believes that equity-based compensation in the form of stock options links the interests of executive officers with the long-term interests of Keynote's stockholders and encourages executive officers to remain employed with Keynote. Stock options generally have value for executive officers only if the price of our stock increases above the fair market value on the grant date and the officer remains employed with Keynote for the period required for the shares to vest.

      Keynote grants stock options in accordance with its 1999 Equity Incentive Plan. In the fiscal year ended September 30, 2005, stock options were granted to certain executive officers to aid in the retention of those executive officers and to align their interests with those of Keynote's stockholders. Stock options typically are granted to an executive officer when he or she first joins us. The compensation committee may, however, grant additional stock options to executive officers for other reasons such as for retention or to attempt to ensure that a given executive officer's actual and potential stockholdings (meaning shares held plus vested and unvested options) will align his or her interests with those of Keynote's other stockholders. The number of shares subject to each stock option granted is within the discretion of the compensation committee and is based on anticipated future contribution and ability to impact Keynote's results, past performance or consistency within the officer's peer group, and the number of unvested options. In the fiscal year ended September 30, 2005, the compensation committee considered these factors and other factors as well. Stock options generally vest and become exercisable over a four-year period, remain exercisable for as long as nine years after vesting (so long as the executive remains in our employ), and are granted at a price that is equal to the fair market value of Keynote's common stock on the date of grant.

 Chief Executive Officer Compensation

      The compensation committee reviewed Mr. Gupta's performance and compensation package in October 2004. At that time it determined to adjust for fiscal 2005, Mr. Gupta's base salary from $225,000 to $237,000 per year and determined not to make any adjustment to his target bonus of $150,000. The compensation committee believes that revenue growth is an important element in the long-term success of Keynote and the target bonus of the chief executive officer should be paid primarily in relation to the improvement of Keynote's financial and operating performance. For fiscal 2005, the compensation committee therefore determined that Mr. Gupta's target bonus should be entirely based on Keynote achieving profit and revenue objectives contained in the operating plan approved by the board of directors. The compensation committee established fourth quarter revenues, rather than annual revenues, as the revenue objective for Mr. Gupta's performance bonus on the rationale that fourth quarter revenues are a better indicator of revenue growth. Based on Keynote's fiscal 2005 performance against these profit and revenue objectives, the compensation committee determined that Mr. Gupta had earned 25% of his target bonus, $37,500. The board, with Mr. Gupta not present, reviewed and ratified this determination. With respect to long term incentive compensation, Mr. Gupta requested that he not be granted any stock options in fiscal 2005 to moderate the potential dilution from stock options to our stockholders. The compensation committee took account of this request, of the option grant awarded in fiscal 2002, and of the level of his existing shareholdings in concluding that Mr. Gupta's interest in the long-term success of Keynote remained aligned with that of Keynote's other stockholders.

         On January 27, 2006, after reviewing Mr. Gupta's performance, his overall compensation package, the level of his existing shareholdings and the vesting of his options, the Compensation Committee determined that it would increase Mr. Gupta's total compensation by targeting cash compensation at less than the median and allocating a greater percentage of total compensation to an equity award which would deliver a return to Mr. Gupta only if our common stock appreciates. Accordingly, the compensation committee increased Mr. Gupta's base salary to $284,400 for fiscal year 2006, increased his performance-based target bonus to $180,000 for fiscal year 2006, and approved a grant to Mr. Gupta of an option to purchase 500,000 shares of our common stock, which was made on February 3, 2006 at an exercise price of $11.68 per share, and vests monthly over two years beginning December 7, 2005. Mr. Gupta's performance-based bonus depends upon the achievement of corporate targets during fiscal year 2006, expressed in terms of revenue and EBITA objectives.

         Internal Revenue Code Section 162(m) Limitation

      Section 162(m) of the Internal Revenue Code limits the tax deduction in any taxable year of a publicly held company to one million dollars for compensation paid to the chief executive officer and its four other most highly compensated executive officers. Having considered the requirements of Section 162(m), the compensation committee believes that grants made pursuant to Keynote's 1999 Equity Incentive Plan meet the requirements that such grants be "performance based" and are, therefore, exempt from the limitations of Section 162(m) on deductibility. Historically, and for fiscal year 2005 as well, the combined salary and bonus of each executive officer covered by Section 162(m) has been below one million dollars. The compensation committee's present intention is to structure compensation arrangements to maximize Keynote's available deductions consistent with Section 162(m) unless the occasion should arise that the compensation committee reasonably believes that the best interests of Keynote and its stockholders will be served by structuring compensation for a given executive officer, or executive officers, differently.

                                                       Compensation Committee

                                                       David Cowan
                                                       Deborah Rieman

                          STOCK PRICE PERFORMANCE GRAPH

      The following graph and table compare the cumulative total stockholder return on our common stock, the NASDAQ Composite Index and The Street.com Internet Sector Index. The graph and table assume that $100 was invested in our common stock, the NASDAQ Composite Index and The Street.com Internet Sector Index on September 30, 2001, and calculates the annual return through September 30, 2005. The stock price performance on the following graph and table is not necessarily indicative of future stock price performance.



                               [GRAPHIC OMITTED]

                          -----------------------------------------------------------------------------------
                                                         NASDAQ
                           Keynote Systems, Inc.     Composite Index    The Street.com Internet Sector index
------------------------- -----------------------------------------------------------------------------------
September 30, 2001                    $100                  $100                                $100
------------------------- -----------------------------------------------------------------------------------
September 30, 2002                      86                    78                                  58
------------------------- -----------------------------------------------------------------------------------
September 30, 2003                     147                   119                                 115
------------------------- -----------------------------------------------------------------------------------
September 30, 2004                     186                   127                                 143
------------------------- -----------------------------------------------------------------------------------
September 30, 2005                     171                   143                                 175
------------------------- -----------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Other than the compensation arrangements that are described above in "Director Compensation", "Employment Agreement with Chief Executive Officer" and "Chief Executive Officer Compensation", since October 1, 2004, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

        STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS

      Proposals of stockholders intended to be presented at our 2007 Annual Meeting of Stockholders and included in our proxy statement and form of proxy relating to the meeting, pursuant to Rule 14a-8 under the Exchange Act, must be received by us at our principal executive offices no later than 120 calendar days before the one-year anniversary of the date of this proxy statement, or October 13, 2006. In accordance with our bylaws, written notice of any proposals of stockholders intended to be presented at the meeting but not included in our proxy materials must be received by us at our principal executive offices not less than 60 days nor more than 90 days before the one-year anniversary of the date of the annual meeting to which this proxy statement relates. For the 2007
Annual Meeting, such notice must be received between December 23, 2006 and January 22, 2007. Such notice must include information on the nominees for election and the business to be brought before the meeting. Such notice must also contain information concerning the stockholder submitting the proposal, including its name and address, the number and class of shares of our capital stock beneficially owned by such stockholder and any material interest that such stockholder has in the business proposed to be brought before the meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions established by the Securities and Exchange Commission.

      COMPLIANCE UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16 of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the NASDAQ National Market. Such persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms that they file.

      Based solely on our review of the copies of such forms furnished to us and written representations from our executive officers and directors, we found that the following filings were late:

               Forms 4 for stock options granted on July 1, 2005 to five directors and two officers, covering 360,000 shares of common stock were filed late.


                                 OTHER BUSINESS

      The board of directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the board, no matters are to be brought before the Annual Meeting except as specified in the notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

      Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting.

                              KEYNOTE SYSTEMS, INC.

                           1999 EQUITY INCENTIVE PLAN

              As Adopted June 28, 1999 and Amended on September 22,
                    1999, March 25, 2003 and January 27, 2006


          1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

          2. SHARES SUBJECT TO THE PLAN.

                   2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 5,000,000 Shares plus Shares that are subject to:
(a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. In addition, any authorized shares not issued or subject to outstanding grants under the Keynote Systems, Inc. 1996 Stock Option Plan and the 1999 Stock Option Plan (the "Prior Plans") on the Effective Date (as defined below) and any shares issued under the Prior Plans that are forfeited or repurchased by the Company or that are issuable upon exercise of options granted pursuant to the Prior Plans that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plans, but will be available for grant and issuance under this Plan. No more than 20,000,000 shares shall qualify as ISOs (as defined in Section 5 below). At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

                   2.2 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

          3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 1,000,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company), who are eligible to receive up to a maximum of 2,000,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

          4.       ADMINISTRATION.

                   4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Except for automatic grants to Outside Directors pursuant to Section 9 hereof, and subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Except for automatic grants to Outside Directors pursuant to Section 9 hereof, the Committee will have the authority to:

                    (a) construe and interpret  this Plan,  any Award  Agreement and any other agreement or document executed pursuant to this Plan;

                    (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

                    (c) select persons to receive Awards;

                    (d) determine the form and terms of Awards;

                    (e) determine the number of Shares or other consideration subject to Awards;

                    (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

                    (g) grant waivers of Plan or Award conditions;

                    (h) determine the vesting, exercisability and payment of Awards;

                    (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

                    (j) determine whether an Award has been earned; and

                    (k) make all other determinations necessary or advisable for the administration of this Plan.

                   4.2 Committee Discretion. Except for automatic grants to Outside Directors pursuant to Section 9 hereof, any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

          5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                   5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and, except as otherwise required by the terms of Section 9 hereof, will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                   5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                   5.3 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                   5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:
(i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

                   5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                   5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

                         (a) If the  Participant  is  Terminated  for any reason
                    except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

                         (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

                         (c) Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

                   5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                   5.8 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

                   5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

                   5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

          6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                   6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

                   6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with
Section 8 of this Plan.

                   6.3 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

                   6.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

          7. STOCK BONUSES.

                   7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

                   7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                   7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

          8. PAYMENT FOR SHARE PURCHASES.

                   8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                         (a) by  cancellation  of indebtedness of the Company to
                    the Participant;

                         (b) by surrender  of shares that either:  (1) have been
                    owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                         (c) by tender of a full recourse promissory note having
                    such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

                         (d) by waiver of  compensation  due or  accrued  to the
                    Participant for services rendered;

                         (e) with respect only to purchases  upon exercise of an
                    Option, and provided that a public market for the Company's stock exists:

                                        (1) through a "same day sale" commitment
                              from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                                        (2) through a "margin"  commitment  from
                              the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the
                              Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                    (f) by any combination of the foregoing.

                   8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

9. GRANTS TO OUTSIDE DIRECTORS.

                    9.1 Types of Options and Shares. Options granted under this Plan and subject to this Section 9 shall be NQSOs.

                    9.2 Eligibility. Options subject to this Section 9 shall be granted only to Outside Directors.

                   9.3 Initial Grants. Each Outside Director who first becomes a member of the Board on or after the Company's 2006 Annual Meeting of Stockholders will automatically be granted an Option for 60,000 Shares on the date such Outside Director first becomes a member of the Board (in either case an "Initial Grant").

                  9.4 Additional Grants. Each Outside Director will be eligible for additional Options (an "Additional Grant") at the sole discretion of the Committee or the Board acting as the Committee. No Outside Director shall receive Additional Grants during any fiscal year covering, in the aggregate, in excess of 40,000 Shares, provided that any Options received pursuant to Section
9.3 above shall not count against such limit.

                   9.5    Vesting.

                    (a) The date an Outside Director receives an Initial Grant is referred to in this Plan as the "Start Date" for such Option. Each Initial Grant will vest as to 25% of the Shares on the earlier of the first anniversary of the Start Date for such Initial Grant or the first Annual Meeting of stockholders of the Company following such Initial Grant, and as to 2.0833% of the Shares monthly thereafter until all of the Shares are fully vested, so long as the Outside Director continuously remains a director of the Company.

                    (b) The Committee, in its sole discretion, may set the vesting schedule of Additional Grants to Outside Directors.

                    (c) In the event of a  corporate  transaction  described  in
          Section 18.1, the vesting of all options granted to Outside Directors pursuant to this Section 9 will accelerate and such options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and must be exercised, if at all, within three months of the consummation of said event. Any options not exercised within such three-month period shall expire.

                   9.6 Exercise Price. The exercise price of an Option pursuant to an Initial Grant or an Additional Grant shall be the Fair Market Value of the Shares, at the time that the Option is granted.

          10. WITHHOLDING TAXES.

                   10.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                   10.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee

          11.      TRANSFERABILITY.

                   11.1 Except as otherwise provided in this Section 11, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

                   11.2 All Awards other than NQSO's. All Awards other than NQSO's shall be exercisable: (i) during the Participant's lifetime, only by (A) the Participant, or (B) the Participant's guardian or legal representative; and
(ii) after Participant's death, by the legal representative of the Participant's heirs or legatees.

                   11.3 NQSOs. Unless otherwise restricted by the Committee, an NQSO shall be exercisable: (i) during the Participant's lifetime only by (A) the Participant, (B) the Participant's guardian or legal representative, (C) a Family Member of the Participant who has acquired the NQSO by "permitted transfer;" and (ii) after Participant's death, by the legal representative of the Participant's heirs or legatees. "Permitted transfer" means, as authorized by this Plan and the Committee in an NQSO, any transfer effected by the Participant during the Participant's lifetime of an interest in such NQSO but only such transfers which are by gift or domestic relations order. A permitted transfer does not include any transfer for value and neither of the following are transfers for value: (a) a transfer of under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.

     12.  PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES..

          12.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

          12.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

          12.3 Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

     13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

     14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

     15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

     16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

     17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     18.  CORPORATE TRANSACTIONS.

          18.1 Assumption or Replacement of Awards by Successor. Except for automatic grants to Outside Directors pursuant to Section 9 hereof, in the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participants, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

          18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

          18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged
(except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

     19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "Effective Date"). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve
(12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded; and (d) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted pursuant to such increase will be cancelled, any Shares issued pursuant to any Award granted pursuant to such increase will be cancelled, and any purchase of Shares pursuant to such increase will be rescinded.

     20. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

     21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

     22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

     "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

     "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

     "Board" means the Board of Directors of the Company.

     "Cause" means the commission of an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the Compensation Committee of the Board.

     "Company" means Keynote Systems, Inc. or any successor corporation.

     "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

     "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

          (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

          (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

          (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

          (d) in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

          (e) if none of the foregoing is applicable, by the Committee in good faith.

     "Family Member" includes any of the following:

          (a) child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption;

          (b) any person (other than a tenant or employee) sharing the Participant's household;

          (c) a trust in which the persons in (a) and (b) have more than fifty percent of the beneficial interest;

          (d) a foundation in which the persons in (a) and (b) or the Participant control the management of assets; or

          (e) any other entity in which the persons in (a) and (b) or the Participant own more than fifty percent of the voting interest.

     "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

     "Option" means an award of an option to purchase Shares pursuant to Section 5.

     "Outside Director" means a member of the Board who is not an employee of the Company or any Parent, Subsidiary or Affiliate of the Company.

     "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "Participant" means a person who receives an Award under this Plan.

     "Performance Factors" means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

          (a)  Net revenue and/or net revenue growth;

          (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

          (c)  Operating income and/or operating income growth;

          (d)  Net income and/or net income growth;

          (e)  Earnings per share and/or earnings per share growth;

          (f)  Total stockholder return and/or total stockholder return growth;

          (g)  Return on equity;

          (h)  Operating cash flow return on income;

          (i)  Adjusted operating cash flow return on income;

          (j)  Economic value added; and

          (k)  Individual confidential business objectives.

     "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

     "Plan" means this Keynote Systems, Inc. 1999 Equity Incentive Plan, as amended from time to time.

     "Restricted Stock Award" means an award of Shares pursuant to Section 6.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

     "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

     "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

     "Unvested   Shares"  means  "Unvested  Shares"  as  defined  in  the  Award
Agreement.

     "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

                              KEYNOTE SYSTEMS, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

         This proxy is solicited on behalf of the board of directors of
                              Keynote Systems, Inc.

     The undersigned hereby appoints Umang Gupta and Andrew Hamer, or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock, $0.001 par value per share, of Keynote Systems, Inc. held of record by the undersigned on February 7, 2006, at the Annual Meeting of Stockholders to be held at the executive offices of Keynote Systems, Inc. in San Mateo, California, on Thursday, March 23, 2006 at 10:00 a.m., Pacific Time, and at any adjournments or postponements thereof.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE SEVEN NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSAL NO. 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

1.   ELECTION OF DIRECTORS


|_|  FOR ALL NOMINEES                    Nominees:  o    Umang Gupta
                                                    o    David Cowan
                                                    o    Deborah Rieman
                                                    o    Mohan Gyani
                                                    o    Geoffrey Penney
                                                    o    Raymond L. Ocampo Jr.
                                                    o    Jennifer Bolt
|_|  WITHHOLD AUTHORITY FOR ALL NOMINEES
|_|  FOR ALL EXCEPT (SEE INSTRUCTION BELOW)

Instruction:   To withhold authority to vote for any individual nominee(s), mark
"FOR ALL EXCEPT" and fill in the circle next to each nominee for which you wish to withhold authority to vote, as shown here: o


2.   APPROVAL OF AMENDMENTS TO THE 1999 EQUITY INCENTIVE PLAN.

                 |_| FOR                |_| AGAINST                 |_| ABSTAIN


3. RATIFICATION OF THE SELECTION OF KPMG LLP AS KEYNOTE SYSTEMS, INC.'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2006.

                 |_| FOR                |_| AGAINST                 |_| ABSTAIN

     THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSAL NO. 2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING

     To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
|_|

     Signature  of  Stockholder:   ___________  Date:  __________  Signature  of
Stockholder: ____________ Date: __________

     Note: This proxy must be signed exactly as the name appears hereon. If shares are held jointly, each holder should sign. If signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign full partnership name by authorized person, giving full title as such.